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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 12, 2004



                              NGAS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 PROVINCE OF BRITISH COLUMBIA            0-12185               NOT APPLICABLE
(STATE OR OTHER JURISDICTION OF        (COMMISSION            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)          IDENTIFICATION NO.)


          120 PROSPEROUS PLACE, SUITE 201
                LEXINGTON, KENTUCKY                               40509-1844
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (859) 263-3948

        (Former name or former address, if changed since the last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2[b]]

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4[c])


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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On October 12, 2004, our operating subsidiary, Daugherty Petroleum, Inc., completed its acquisition of substantially all the oil and gas assets of Stone Mountain Energy Company, L.C. ("SME") located in Bell, Harlan, and Leslie Counties, Kentucky, and Lee County, Virginia. The acquisition is described in a press release included as an exhibit to this report and incorporated herein by reference.

         The purchase price for the acquired assets (the "Acquired Business") was $27 million. Funding was provided from working capital, borrowings of $15 million under our secured credit facility and part of the proceeds from our institutional private placement of 7% convertible notes earlier this month. We will account for the SME asset acquisition under the purchase method. The purchase price will be allocated among the acquired assets as of the closing date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b) Financial Statements of Businesses Acquired and Pro Forma Financial Information. The Company plans to amend this Report within 60 days of its filing date to include the following financial statements and unaudited pro forma financial information:

         o Unaudited Condensed Financial Statements of the Acquired Business at September 30, 2004 and 2003 and for the nine months ended September 30, 2004 and 2003.

         o Financial Statements of the Acquired Business at December 31, 2003 and 2002 and for the years ended December 31, 2003 and 2002.

         o Unaudited Pro Forma Consolidated Financial Statements of the Company reflecting its acquisition of the Acquired Business at September 30, 2004 and 2003 and for the nine months ended September 30, 2004 and 2003.

         o Unaudited Pro Forma Consolidated Financial Statements of the Company reflecting its acquisition of the Acquired Business at December 31, 2003 and 2002.

                  (c)  Exhibits.

                  EXHIBIT
                  NUMBER   EXHIBIT
                  -------  -------
                  10.1     Asset Purchase Agreement dated as of August 18, 2004
                           by and between Stone Mountain Energy Company, L.C.
                           and Daugherty Petroleum, Inc. (incorporated by reference to Exhibit 10.1 to Current Report on Form
                           8-K [File No. 0-12185] filed August 19, 2004)

                  99.1     Press Release dated October 12 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NGAS RESOURCES, INC.


Date:  October 12, 2004                       By:   /s/  William S. Daugherty
                                                  -----------------------------
                                                      William S. Daugherty
                                                     Chief Executive Officer
                                                    (Duly Authorized Officer)
                                                  (Principal Executive Officer)